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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549






                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934








        Date of Report (Date of earliest event reported): April 12, 2000




                               VENATOR GROUP, INC.
             (Exact name of registrant as specified in its charter)



      New York                         No. 1-10299              13-3513936
(State or other jurisdiction           (Commission             (IRS Employer
of incorporation)                      File Number)          Identification No.)


112 West 34th Street, New York, New York                              10120
(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code: (212) 720-3700
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Item 5.    Other Events.

                  On April 12, 2000, the Registrant announced that the Board of Directors had elected Dale W. Hilpert as Chairman of the Board and Chief Executive Officer of the Registrant. Mr. Hilpert was previously President and Chief Executive Officer of the Registrant. Roger N. Farah, who had been the Chairman of the Board of the Registrant, resigned as Chairman of the Board and as a member of the Board effective April 12, 2000. In addition, the Board of Directors elected Matthew D. Serra as President and Chief Operating Officer and a member of the Board of Directors. Mr. Serra was previously Chief Operating Officer of the Registrant. David Y. Schwartz, a retired partner of Arthur Andersen LLP, was nominated to stand for election to the Board of Directors at the 2000 Annual Meeting. (See Exhibit 99, which, in its entirety, is incorporated herein by reference.)

Item 7.    Financial Statements and Exhibits.

         (c)      Exhibits

                  In accordance with the provisions of Item 601 of Regulation S-K, an index of exhibits is included in this Form 8-K on page 3.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned being hereunto duly authorized.


                                           VENATOR GROUP, INC.
                                           -------------------
                                             (Registrant)


Date:  April 14, 2000                  By: /s/ Gary M. Bahler
                                          ----------------------
                                            Gary M. Bahler
                                            Senior Vice President,
                                            General Counsel and Secretary




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                               VENATOR GROUP, INC.

                                INDEX OF EXHIBITS
                             FURNISHED IN ACCORDANCE
                             WITH THE PROVISIONS OF
                           ITEM 601 OF REGULATION S-K


Exhibit No. in Item 601
  of Regulation S-K                          Description
  -----------------                          -----------

         99                          News Release dated April 12, 2000





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